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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934


                                 March 28, 2000
                       -----------------------------------
                Date of Report (date of earliest event reported)


                              SmarTire Systems Inc.
            -------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



       British Columbia                  0-24209                    N/A
 -----------------------------        ------------           ------------------
 (State or Other Jurisdiction          (Commission             (IRS Employer
       Of Incorporation)              File Number)           Identification No.)




         #150 - 13151 Vanier Place, Richmond, British Columbia, V6V 2J1
         --------------------------------------------------------------
                    (Address of principal executive offices)



                                 (604) 276-9884
                          ----------------------------
                         (Registrant's telephone number,
                              including area code)


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ITEM 5. OTHER EVENTS

        Reference is made to the press release of Registrant issued on March 28, 2000 which is incorporated herein by this reference. A copy of the press release is attached to this Form 8-K as Exhibit 99.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (c) EXHIBITS
        99  Press release issued March 28, 2000



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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    SMARTIRE SYSTEMS INC.



                                    By /s/  Robert V. Rudman
                                      ------------------- ---------------------
                                            Robert V. Rudman, CA
                                            Chairman and Chief Executive Officer

Dated:  April 5, 2000



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